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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: January 12, 2004)


                                AMERUS GROUP CO.
             (Exact Name of Registrant as Specified in its Charter)


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            IOWA                        001-15166                42-1458424
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)
----------------------------        ----------------         ------------------


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             699 WALNUT STREET
             DES MOINES, IOWA                              50309-3948
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 (Address of principal executive offices)                  (Zip Code)
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Registrant's telephone number, including area code:      (515) 362-3600




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ITEM 7 (c).  EXHIBITS

99.1     Press Release dated January 12, 2004 (furnished pursuant to Item 9).


ITEM 9. REGULATION FD DISCLOSURE

         On January 12, 2004, the Company issued a press release, which the Company is furnishing under this Item 9 as Exhibit 99.1, announcing adjusted net operating income guidance and the dates of the company's fourth quarter earnings release and investor conference.

         The company views adjusted net operating income, a non-GAAP financial measure, as an important indicator of financial performance. This presentation can enhance an investor's understanding of the Company's underlying profitability and normalized results from operations. Adjusted net operating income is also used for goal setting, determining employee and management compensation and evaluating the Company's performance on a comparable basis to that used by security analysts.

         All statements, trend analyses and other information contained in the following statements relative to markets for products and trends in operations or financial results, as well as other statements including words such as "anticipate", "believe", "plan", "estimate", "expect", "intend", and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities (a) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the Company's ability to sell products, the market value of investments and the lapse rate and profitability of policies; (b) the ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; ( c) customer response to new products, distribution channels and marketing initiatives; ( d) mortality, morbidity, and other factors which may affect the profitability of insurance products; ( e) the ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some products; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes or actions, including those relating to regulation of insurance products and of insurance companies; (i) ratings and those subsidiaries by independent rating organizations which the Company believes are particularly important to the sale of products; (j) the performance of investment portfolios; (k) the impact of changes in standards of accounting for derivatives and business combinations, goodwill and other intangibles and purchase accounting adjustments; (l) the Company's ability to integrate the business and operations of acquired entities; (m) expected life and annuity product margins; (n) the impact of anticipated investment transactions; and (o) unanticipated litigation or regulatory investigations.

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         There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.



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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERUS GROUP CO.

                                 By:  /s/ Melinda S. Urion
                                    ------------------------------------
                                          Melinda S. Urion
                                          Executive Vice President
                                          and Chief Financial Officer


Dated: January 13, 2004




                                    EXHIBITS

Exhibit No.   Description
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99.1        Press Release dated January 12, 2004 (furnished pursuant to Item 9).